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                                                      ITEM 14(a)3, EXHIBIT 10.21



                             TERMINATION AGREEMENT

       THIS TERMINATION AGREEMENT (hereinafter "Termination Agreement") is made, entered into and effective as of October 1, 1996, by and between Tesoro E&P Company, L.P., acting through its General Partner, Tesoro Exploration and Production Company (hereinafter "Tesoro"), Coastal Oil & Gas Corporation and Coastal Oil & Gas USA, L.P. (collectively referred to as "Coastal"), and Tennessee Gas Pipeline Company (hereinafter "Tennessee"), as follows:

                                   WITNESSETH

       WHEREAS, Tesoro and Coastal (collectively referred to as "Sellers") are Sellers pursuant to a Gas Purchase and Sales Agreement dated January 16, 1979 by and between Tennessee, as buyer, National Exploration Company and Eton Partnership, as seller, and Gulf Energy & Development, as gatherer, covering certain leases in the Bob West Field and Falcon Field, Zapata County, Texas and identified as Tennessee's Contract No. 805 (the "Contract");

       WHEREAS, in 1990 and 1991, Sellers created two 352-acre gas units known as the Tesoro Exploration and Production Company Guerra 352 Acre Gas Unit (Guerra A Unit) and the Tesoro Exploration and Production Company U.S.A.-Guerra 352 Acre Gas Unit (Guerra B Unit) (collectively referred to as "the Guerra Units");

       WHEREAS, the Guerra Units are composed of certain acreage and leases, limited to particular depths, including certain of the leases that were originally dedicated to the Contract (such leases insofar as they cover the particular depths in the Guerra Units are referred to as the "Dedicated Leases") and other leases and acreage that were not originally dedicated to the Contract, all of which is more specifically set forth and described in the Declarations of Unit recorded at Vol. 617, p. 550, and at Vol. 626, p. 168, respectively, in the official records of Starr County, Texas, and at Vol. 429,
p. 529, and at Vol. 436, p. 210, respectively, in the official records of Zapata County, Texas, together with any amendments thereto (including the Amendment recorded in Vol. 516, p. 263 of the official records of Zapata County, Texas, and at Vol. 719, p. 531 of the official public records of Starr County, Texas), which acreage and leases are collectively referred to herein as "the Unitized Acreage;" and

       WHEREAS, the Federal Energy Regulatory Commission ("Commission") issued Order No. 636, III FERC Stats & Regs. paragraph 30,939 (1992), which, among other things, requires interstate pipelines that provided bundled sales service to unbundle the sales, transportation, and storage services offered to customers and to provide such unbundled services on a non-discriminatory basis;





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       WHEREAS, Tennessee has determined that it must terminate, assign or otherwise realign its existing gas supply contracts with producers, including but not limited to the Contract, in connection with implementing the requirements of Order No. 636 in order to provide the unbundled services contemplated by the Commission in Order No. 636 and to mitigate any costs resulting from the realignment of Tennessee's existing gas supply contracts.

       NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained Sellers and Tennessee hereby agree to terminate the Contract and do hereby terminate the Contract as between Sellers and Tennessee effective as of October 1, 1996 insofar as the Contract covers Sellers' interest.


Executed this 24th day of December, 1996.


TENNESSEE GAS PIPELINE COMPANY              COASTAL OIL & GAS USA, L.P.
                                            By Coastal Oil & Gas Corporation
                                                 its Managing Partner


By: /s/ JOHN W. SOMERHALDER II              By: /s/ R. D. ERSKINE
    ---------------------------------           --------------------------------
Name:  John W. Somerhalder II               Name:  R.D. Erskine
       ------------------------------              -----------------------------
Title: President                            Title: V.P. Production
       ------------------------------              -----------------------------


TESORO E&P COMPANY, L.P.                    COASTAL OIL & GAS CORPORATION
By Tesoro Exploration and Production
    Company, its General Partner

By: /s/ BRUCE A. SMITH                      By: /s/ R. D. ERSKINE
    ---------------------------------           --------------------------------
Name:  Bruce A. Smith                       Name:  R. D. Erskine
       ------------------------------              -----------------------------
Title: Chairman of the Board                Title: V. P. Production
       ------------------------------              -----------------------------





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                                ACKNOWLEDGMENTS


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this 9th day of January, 1997, by John W. Somerhalder II, President of Tennessee Gas Pipeline Company, a Delaware corporation, on behalf of said company.


[SEAL]                             /s/ ANN C. MEYER
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas



STATE OF TEXAS       )
                     )
COUNTY OF BEXAR      )

       This instrument was acknowledged before me on this 13th day of January, 1997, by Bruce A. Smith, Chairman of the Board of Tesoro Exploration and Production Company, a Delaware corporation, general partner of Tesoro E&P Company, L.P., a limited partnership, on behalf of said partnership.


[SEAL]                             /s/ LINDA IDEN
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas




STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this 23rd day of December, 1996 by R.D. Erskine, Sr. Vice President of Coastal Oil & Gas Corporation, a Delaware corporation, on behalf of said corporation.


[SEAL]                             /s/ SHIRLEY A. COOPER
                                   -------------------------------------------
                                   Notary Public in and for the State of Texas





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STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this 23rd day of December, 1996 by R. D. Erskine, Sr. Vice President of Coastal Oil & Gas Corporation, a Delaware corporation, general partner of Coastal Oil & Gas of Texas, L.P., a limited partnership, on behalf of said partnership.


[SEAL]                             /s/ SHIRLEY A. COOPER
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas





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